                                                                    EXHIBIT 99.1

                 Goleta National Bank Mortgage Loan Trust 1998-1
      Goleta National Bank Mortgage Loan Asset-Backed Notes, Series 1998-1

                             Approximate Class Size

                  [$50,512,000] [ %] Class A Fixed Rate Notes



                         Preliminary Marketing Materials




The information herein has been provided solely by PSI based on information with respect to the High LTV home equity loans provided by Goleta National Bank ("Goleta"). Neither Goleta nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.




THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 Goleta National Bank Mortgage Loan Trust 1998-1
      Goleta National Bank Mortgage Loan Asset-Backed Notes, Series 1998-1


Title of Securities:    Goleta National Bank Mortgage Loan Asset-Backed Notes,
                        Series 1998-1 [$50,512,000] [ %] Class A Fixed-Rate
                        Notes


Seller:                 Goleta National Bank

Servicer:               Advanta Mortgage Corp. USA

Depositor:              Prudential Securities Secured Financing Corporation

Indenture Trustee:      Bankers Trust Company of California, N.A.

Owner Trustee:          Wilmington Trust Company

Note Insurer: ACA Financial Guaranty Corporation ("ACA"). ACAs financial strength is rated "A" by Standard & Poors Rating Service ("S&P") and its claims paying ability is rated "A" by Fitch IBCA, Inc. ("Fitch"), and Duff and Phelps Credit Rating Co. ("DCR").

Note Insurance
Policy: The insurance policy of ACA guarantees the timely payment of interest and the ultimate payment of principal for the Notes.


                        Credit Enhancement

                        1.  Excess Cash
                        2.  Over-Collateralization
                        3.  Insurance Policy


Servicing Fee:          70 bps

Trustee Fee:            3 bps

ERISA Considerations:   The Notes may be purchased with assets of ERISA
                        accounts. Investors should consult their counsel with respect to the consequences under ERISA and the Code of the Plans acquisition and ownership of the Notes.

SMMEA: The Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Form of Notes and       Book-Entry Form, delivered through the facilities of
Certificates:           DTC, Cedel, and Euroclear against payment in immediately
                        available funds.

Pricing Date:           [September   , 1998].

Settlement Date:        [September 25, 1998].

Payment Date:           The 25th day of each month or, if such day is not a
                        business day, the next succeeding business day beginning
                        October 26th.



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 Goleta National Bank Mortgage Loan Trust 1998-1
      Goleta National Bank Mortgage Loan Asset-Backed Notes, Series 1998-1

Over-Collateralization: The credit enhancement provisions are intended to provide for the limited acceleration of the Class A Notes relative to the amortization of the related collateral. Accelerated amortization is achieved by applying excess cash collected on the related collateral to the payment of principal of the Class A Notes, resulting in the build up of overcollateralization (O/C). By paying down the principal balance of the Class A Notes faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the Note is created. Excess cash will be directed to build the O/C amount for each Class until the pool reaches its required respective O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.


Cashflow priority:      The Indenture Trustee will make the following
                        disbursements and transfers with respect to the Class A
                        Notes out of the Available Funds in the following order of priority:

                           First:        To the Indenture Trustee and Owners
                                         Trustee, related fees and to the
                                         Insurer, the premium amount for such
                                         payment date.
                           Second:       To the Note Insurer, unreimbursed
                                         insured payments and unpaid premiums
                                         relating to prior Payment Dates
                                         (subject to the payment of related Note
                                         Interest to the Noteholders and any O/C
                                         deficit with respect to such prior
                                         Payment Dates);
                           Third:        To the Noteholders, Note Interest;
                           Fourth:       To the Noteholders, Monthly Principal;
                           Fifth:        To the Noteholders, the amount
                                         necessary to cover any O/C deficit and
                                         maintain required levels of O/C
                                         (subject to the availability of excess
                                         cash);
                           Sixth:        To the Insurer, any amounts due and
                                         owing that are not described above; and
                           Seventh:      Any remaining funds to the
                                         Certificateholders.


Available Funds:       With respect to the Mortgage Loans and any Payment Date,
                       the sum of:

                           (i) all scheduled and unscheduled payments of principal and interest received with respect to the Mortgage Loans during the related remittance period, including principal prepayments but not including fees derived from prepayment penalties;
                          (ii) any proceeds received by the Servicer in connection with the liquidation of Mortgaged Property securing a Mortgage Loan (net of certain expenses) and any income from REO properties received with respect to the Mortgage Loans during the related remittance period;
                         (iii) any proceeds from insurance covering the Mortgaged Property received during the related remittance period (net of certain expenses);
                          (iv) the amounts deposited in the Note Account in connection with the redemption of the Notes by the majority Certificateholder; and
                           (v) the amounts received in connection with the repurchase, release, removal or substitution of Mortgage Loans minus the sum of:

                          (vi) amounts received with respect to interest (but not principal) due prior to the Cut-Off Date with respect to the related Mortgage Loans;
                         (vii) Servicing Fee, Indenture Trustee Fee, Owner Trustee Fee, and Note Insurer Premium, and Unreimbursed Insured Payments;

                        (viii) reimbursements for certain monthly advances and servicing advances made with respect to the related Mortgage Loans; and
                          (ix) amounts that may not be withdrawn or distributed by reason of a bankruptcy court or similar order.



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 Goleta National Bank Mortgage Loan Trust 1998-1
      Goleta National Bank Mortgage Loan Asset-Backed Notes, Series 1998-1


Optional Redemption:    The Notes may be redeemed, in full but not in part, at
                        the option of the majority certificate holder on or after the first Payment Date on which the Aggregate
                        Principal Balance of the Mortgage Loans has declined to 10% or less of the Original Pool Balance.

Coupon Step-up:         If the 10% Clean-up Call is not exercised, the coupon on
                        the Class A Notes will step up by [50] bps.

Interest Accrual:       Interest on the Notes will be calculated on the basis of
                        a 360 day year consisting of twelve 30 day months.

                        Interest will accrue during the calendar month immediately preceding the month which the Payment Date occurs.

Note Interest: An amount equal to interest accrued during the related interest period at the Note Interest Rate on the Note Balance as of the preceding Payment Date (after application of any amounts paid in reduction of the Note Balance on such date)

Monthly Principal:      The sum of (i) principal payments actually received in
                        respect to the related Remittance Period, including principal prepayments but excluding fees derived from prepayment penalties, (ii) amounts allocable to principal deposited in the Note Account in connection with a repurchase, release, removal or substitution of any Mortgage Loan, and (iii) the principal portion of all Net Liquidation Proceeds minus (iv) the amount by which the Overcollateralization Amount would exceed the Required Overcollateralization Amount assuming that the sum of (i), (ii) and (iii) above was applied as a payment of principal to the notes.

--------------------------------------------------------------------------------

                                Class A

Amount:                         [50,512,000]

Coupon:                         []%

Approximate Price:              [100-00]

[Spread:]

Avg. Life:                      [4.073]
(to maturity)

Avg. Life:                      [3.794]
(to 10% Call)

Interest rate basis:            [30/360]

Expected maturity:              [07/18]
(to maturity)

Expected maturity:              [11/08]
(to 10% Call)

Stated Maturity:                [07/24]

Rating (S&P/Fitch/DCR):         [A/A/A]


For more information contact our desk (778-2741), Mary Alice Kohs (778-1492), Mike Mattera (778-4459), Hiram Hamilton (778-6399), Lina Hsu (778-1451), Elena Miteva (778-7474).



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

FINANCIAL STRATEGIES GROUP                                                          PRUDENTIAL SECURITIES INCORPORATED
--------------------------                                                          ----------------------------------

 CURRENT BALANCE: $50,512,000.00                                                                  DATED DATE: 09/01/98
          COUPON: [TBD] %                                goleta981                             FIRST PAYMENT: 10/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 1
ORIGINAL BALANCE: $50,512,000.00                 BOND #1 BE-YIELD TABLE                     YIELD TABLE DATE: 09/25/98

                                                PREPAYMENT SPEED - PPC *

                                                   (Run to Call)

           PRICING SPEED
                  100.0%       75.0%      100.0%      125.0%      150.0%      175.0%
     PRICE           PPC         PPC         PPC         PPC         PPC         PPC
     99-24         6.900       6.912       6.900       6.887       6.873       6.858
     99-24+        6.895       6.908       6.895       6.881       6.866       6.850
     99-25         6.889       6.903       6.889       6.874       6.859       6.841
     99-25+        6.884       6.899       6.884       6.868       6.851       6.833
     99-26         6.879       6.895       6.879       6.862       6.844       6.825
     99-26+        6.874       6.891       6.874       6.856       6.837       6.816
     99-27         6.869       6.886       6.869       6.850       6.830       6.808
     99-27+        6.863       6.882       6.863       6.844       6.823       6.800

     99-28         6.858       6.878       6.858       6.837       6.815       6.791
     99-28+        6.853       6.874       6.853       6.831       6.808       6.783
     99-29         6.848       6.869       6.848       6.825       6.801       6.775
     99-29+        6.843       6.865       6.843       6.819       6.794       6.766
     99-30         6.838       6.861       6.838       6.813       6.787       6.758
     99-30+        6.832       6.857       6.832       6.807       6.779       6.750
     99-31         6.827       6.852       6.827       6.801       6.772       6.741
     99-31+        6.822       6.848       6.822       6.794       6.765       6.733

    100-00         6.817       6.844       6.817       6.788       6.758       6.725
    100-00+        6.812       6.840       6.812       6.782       6.751       6.717
    100-01         6.806       6.835       6.806       6.776       6.744       6.708
    100-01+        6.801       6.831       6.801       6.770       6.736       6.700
    100-02         6.796       6.827       6.796       6.764       6.729       6.692
    100-02+        6.791       6.822       6.791       6.758       6.722       6.683
    100-03         6.786       6.818       6.786       6.751       6.715       6.675
    100-03+        6.781       6.814       6.781       6.745       6.708       6.667

    100-04         6.775       6.810       6.775       6.739       6.701       6.659
    100-04+        6.770       6.806       6.770       6.733       6.693       6.650
    100-05         6.765       6.801       6.765       6.727       6.686       6.642
    100-05+        6.760       6.797       6.760       6.721       6.679       6.634
    100-06         6.755       6.793       6.755       6.715       6.672       6.626
    100-06+        6.750       6.789       6.750       6.709       6.665       6.617
    100-07         6.745       6.784       6.745       6.702       6.658       6.609
    100-07+        6.739       6.780       6.739       6.696       6.651       6.601

First Payment      0.083       0.083       0.083       0.083       0.083       0.083
Average Life       3.794       4.846       3.794       3.081       2.567       2.172
Last Payment      10.167      12.750      10.167       8.333       7.000       5.917
Mod.Dur. @ 100-00  3.008       3.654       3.008       2.533       2.169       1.875
Accrued Interest   0.458       0.458       0.458       0.458       0.458       0.458


* 100% PPC assumes prepayment rates of 1.8% per annum of the then outstanding principal balance of the related mortgage loans in the first month of the life of such mortgage loans and an additional 1.8% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and each month thereafter during the life of such mortgage loans, 100% PPC assumes a constant prepayment rate of 18% per annum.



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

--------------------------------------------------------------------------------

     -  GOLETA 98-1
     -  Cut Off Date of Tape is  08/20/98
     -  FIXED RATE COLLATERAL
     -      $51,796,983.72
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,378

Aggregate Unpaid Principal Balance:                $51,796,983.72
Aggregate Original Principal Balance:              $52,149,783.78

Weighted Average Gross Coupon:                            13.155%
Gross Coupon Range:                             9.490% -  17.490%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $37,588.52
Average Original Principal Balance:                    $37,844.55

Maximum Unpaid Principal Balance:                      $99,783.49
Minimum Unpaid Principal Balance:                       $9,786.73

Maximum Original Principal Balance:                   $100,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term
  (LPD to Mat/Bln Date):
                                                          247.940
Stated Rem Term Range:                          52.000 -  300.000

Weighted Avg. Amortized Rem. Term:                        245.514
Amortized Rem Term Range:                       52.001 -  353.021

Weighted Average Age
  (Original Term - Rem Term):                               4.337
Age Range:                                       0.000 -   18.000

Weighted Average Original Term:                           252.278
Original Term Range:                            60.000 -  300.000

Weighted Average Combined LTV:                            114.440
Combined LTV Range:                            28.750% - 128.553%

Weighted Average FICO Score:                              681.177
FICO Score Range:                                  619 -      788

Weighted Average DTI Ratio:                                39.151
DTI Ratio Range:                               15.000% -  50.000%
--------------------------------------------------------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                      GROSS MORTGAGE INTEREST RATE RANGE


                                                                   Percentage of
                                                 Aggregate         Cut-Off Date
         Gross Mortgage            Number of      Unpaid             Aggregate
         Interest Rate             Mortgage      Principal           Principal
             Range                   Loans        Balance             Balance
 9.25% < Gross Coupon <=  9.50%          1           89,745.84          0.17
 9.75% < Gross Coupon <= 10.00%          7          231,220.71          0.45
10.25% < Gross Coupon <= 10.50%         34        1,284,258.35          2.48
10.50% < Gross Coupon <= 10.75%          4          119,583.81          0.23
10.75% < Gross Coupon <= 11.00%         42        1,671,744.62          3.23
11.00% < Gross Coupon <= 11.25%          5          183,093.84          0.35
11.25% < Gross Coupon <= 11.50%         70        2,439,690.32          4.71
11.50% < Gross Coupon <= 11.75%         35        1,359,836.52          2.63
11.75% < Gross Coupon <= 12.00%        139        5,566,193.57         10.75
12.00% < Gross Coupon <= 12.25%         43        1,529,427.10          2.95
12.25% < Gross Coupon <= 12.50%        101        4,037,351.65          7.79
12.50% < Gross Coupon <= 12.75%         40        1,752,597.72          3.38
12.75% < Gross Coupon <= 13.00%        168        6,408,940.57         12.37
13.00% < Gross Coupon <= 13.25%         60        2,445,045.00          4.72
13.25% < Gross Coupon <= 13.50%        105        4,093,061.25          7.90
13.50% < Gross Coupon <= 13.75%         39        1,339,161.72          2.59
13.75% < Gross Coupon <= 14.00%        173        6,279,829.82         12.12
14.00% < Gross Coupon <= 14.25%         48        1,876,406.95          3.62
14.25% < Gross Coupon <= 14.50%         65        2,511,475.10          4.85
14.50% < Gross Coupon <= 14.75%         29        1,077,217.20          2.08
14.75% < Gross Coupon <= 15.00%         82        2,838,893.62          5.48
15.00% < Gross Coupon <= 15.25%          8          199,572.98          0.39
15.25% < Gross Coupon <= 15.50%         30          897,808.56          1.73
15.50% < Gross Coupon <= 15.75%          8          239,032.92          0.46
15.75% < Gross Coupon <= 16.00%         28          843,513.77          1.63
16.00% < Gross Coupon <= 16.25%          2           79,762.29          0.15
16.25% < Gross Coupon <= 16.50%          6          196,133.41          0.38
16.50% < Gross Coupon <= 16.75%          1           34,966.85          0.07
16.75% < Gross Coupon <= 17.00%          3          104,879.42          0.20
17.25% < Gross Coupon <= 17.50%          2           66,538.24          0.13
---------------------------------------------------------------------------------
Total..........                       1378     $ 51,796,983.72        100.00%
=================================================================================



                                  ORIGINAL TERM


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Original Term        Loans       Balance              Balance
 48 < Orig. Term <=  60        7         108,486.81           0.21%
 72 < Orig. Term <=  84        3          83,247.95           0.16%
108 < Orig. Term <= 120       81       2,257,363.48           4.36%
132 < Orig. Term <= 144        2          39,602.69           0.08%
168 < Orig. Term <= 180      324      11,097,997.98          21.43%
228 < Orig. Term <= 240      309      11,265,042.25          21.75%
288 < Orig. Term <= 300      652      26,945,242.56          52.02%
-------------------------------------------------------------------
Total............          1,378      51,796,983.72         100.00%
===================================================================



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                      REMAINING MONTHS TO STATED MATURITY *


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance
 48 < Rem Term <=  60          7         108,486.81           0.21%
 72 < Rem Term <=  84          3          83,247.95           0.16%
 96 < Rem Term <= 108          1          26,164.34           0.05%
108 < Rem Term <= 120         80       2,231,199.14           4.31%
132 < Rem Term <= 144          2          39,602.69           0.08%
156 < Rem Term <= 168          5         164,026.55           0.32%
168 < Rem Term <= 180        319      10,933,971.43          21.11%
216 < Rem Term <= 228          2          56,381.14           0.11%
228 < Rem Term <= 240        307      11,208,661.11          21.64%
276 < Rem Term <= 288          3         124,199.48           0.24%
288 < Rem Term <= 300        649      26,821,043.08          51.78%
-------------------------------------------------------------------
Total............          1,378      51,796,983.72         100.00%
===================================================================

* Calculated as of the last Payment Date on which an actual payment was received to Maturity.



                                   AGE OF LOAN

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
       Age                 Loans       Balance              Balance
      Age  =   0               6         214,375.00           0.41%
  0 < Age <=  12           1,363      51,292,618.49          99.03%
 12 < Age <=  24               9         289,990.23           0.56%
-------------------------------------------------------------------
Total............          1,378      51,796,983.72         100.00%
===================================================================


                            DELINQUENCY RANGE SUMMARY


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance
  Current                       1201             44,896,753.31      86.68
 1- 30 Days Delinquent           175              6,819,855.41      13.17
31- 60 Days Delinquent             2                 80,375.00       0.16
--------------------------------------------------------------------------
Total...............            1378           $ 51,796,983.72     100.00%
==========================================================================



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
        Original CLTV Ratio           Loans       Balance          Balance
 25.000 < CLTV <=  30.000                 1          22,859.63       0.04
 50.000 < CLTV <=  55.000                 1          69,871.48       0.13
 55.000 < CLTV <=  60.000                 1          20,853.37       0.04
 60.000 < CLTV <=  65.000                 1          28,469.08       0.05
 70.000 < CLTV <=  75.000                 1          18,006.55       0.03
 75.000 < CLTV <=  80.000                 6         224,771.33       0.43
 80.000 < CLTV <=  85.000                 8         251,528.55       0.49
 85.000 < CLTV <=  90.000                17         627,369.65       1.21
 90.000 < CLTV <=  95.000                45       1,360,592.69       2.63
 95.000 < CLTV <= 100.000                79       2,885,597.57       5.57
100.000 < CLTV <= 105.000               108       3,670,862.81       7.09
105.000 < CLTV <= 110.000               140       4,951,156.90       9.56
110.000 < CLTV <= 115.000               228       7,946,653.03      15.34
115.000 < CLTV <= 120.000               232       9,253,515.17      17.86
120.000 < CLTV <= 125.000               483      19,349,587.50      37.36
125.000 < CLTV <= 130.000                27       1,115,288.41       2.15
--------------------------------------------------------------------------
Total....................             1,378    $ 51,796,983.72     100.00%
==========================================================================


                                    DTI RANGE

                                                               Percentage of
                                                Aggregate      Cut-Off Date
                                                 Unpaid          Aggregate
                                 Number of      Principal        Principal
                                   Loans         Balance          Balance
11 < DTI <= 15                         1            59,789.88       0.12
16 < DTI <= 20                         9           269,416.81       0.52
21 < DTI <= 25                        32           983,719.22       1.90
26 < DTI <= 30                       100         3,615,504.10       6.98
31 < DTI <= 35                       233         8,770,038.38      16.93
36 < DTI <= 40                       350        12,706,201.55      24.53
41 < DTI <= 45                       492        18,825,248.45      36.34
46 < DTI <= 50                       161         6,567,065.33      12.68
--------------------------------------------------------------------------
Total....................           1378      $ 51,796,983.72     100.00%
==========================================================================


                                FICO SCORE RANGE

                                                               Percentage of
                                                Aggregate      Cut-Off Date
                                                 Unpaid          Aggregate
                                 Number of      Principal        Principal
                                   Loans         Balance          Balance
600 <= FICO < 620                      1            19,804.97       0.04
620 <= FICO < 640                     49         1,592,670.86       3.07
640 <= FICO < 660                    365        12,645,896.75      24.41
660 <= FICO < 680                    329        12,823,223.61      24.76
680 <= FICO < 700                    289        11,321,900.13      21.86
700 <= FICO < 720                    173         6,883,569.09      13.29
720 <= FICO < 740                     90         3,460,292.06       6.68
740 <= FICO < 760                     64         2,448,326.14       4.73
760 <= FICO < 780                     15           492,224.21       0.95
780 <= FICO < 800                      3           109,075.90       0.21
--------------------------------------------------------------------------
Total....................           1378      $ 51,796,983.72     100.00%
==========================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                         ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                              Aggregate        Cut-Off Date
            Original             Number of     Unpaid            Aggregate
          Mortgage Loan          Mortgage     Principal          Principal
        Principal Balance          Loans       Balance            Balance
             Balance <=   25,000    301     6,395,963.79          12.35
    25,000 < Balance <=   50,000    871    32,035,584.54          61.85
    50,000 < Balance <=   75,000    173    10,537,465.52          20.34
    75,000 < Balance <=  100,000     33     2,827,969.87           5.46
-------------------------------------------------------------------------
Total....................          1378  $ 51,796,983.72         100.00%
=========================================================================



                          CURRENT MORTGAGE LOAN AMOUNTS


                                                                  Percentage of
                                                   Aggregate      Cut-Off Date
             Current                Number of       Unpaid          Aggregate
          Mortgage Loan             Mortgage       Principal        Principal
        Principal Balance             Loans         Balance          Balance
     5,000 < Balance <=    10,000       5           49,299.49       0.10
    10,000 < Balance <=    15,000      35          507,602.10       0.98
    15,000 < Balance <=    20,000      77        1,433,270.64       2.77
    20,000 < Balance <=    25,000     186        4,454,918.58       8.60
    25,000 < Balance <=    30,000     180        5,100,541.57       9.85
    30,000 < Balance <=    35,000     315       10,731,561.30      20.72
    35,000 < Balance <=    40,000     133        5,096,137.96       9.84
    40,000 < Balance <=    45,000     137        5,995,727.86      11.58
    45,000 < Balance <=    50,000     104        5,062,488.83       9.77
    50,000 < Balance <=    55,000      69        3,715,935.46       7.17
    55,000 < Balance <=    60,000      29        1,700,442.98       3.28
    60,000 < Balance <=    65,000      36        2,297,613.59       4.44
    65,000 < Balance <=    70,000      13          895,103.32       1.73
    70,000 < Balance <=    75,000      26        1,928,370.17       3.72
    75,000 < Balance <=    80,000       8          629,152.05       1.21
    80,000 < Balance <=    85,000      16        1,345,517.63       2.60
    85,000 < Balance <=    90,000       3          267,632.85       0.52
    90,000 < Balance <=    95,000       1           90,436.67       0.17
    95,000 < Balance <=   100,000       5          495,230.67       0.96
--------------------------------------------------------------------------
Total....................            1378     $ 51,796,983.72     100.00%
==========================================================================



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
     State             Loans               Balance            Balance
Alabama                    4                 151,096.78         0.29
Alaska                     5                 195,032.61         0.38
Arizona                   36               1,373,370.24         2.65
Arkansas                   5                 156,446.23         0.30
California               686              26,473,579.26        51.11
Colorado                  33               1,400,830.77         2.70
Connecticut                3                 113,080.39         0.22
Dist of Col                1                  39,846.19         0.08
Florida                  135               4,512,897.92         8.71
Georgia                   82               2,706,812.02         5.23
Idaho                      6                 220,309.29         0.43
Illinois                   9                 342,295.48         0.66
Indiana                   17                 542,810.64         1.05
Iowa                      11                 470,957.92         0.91
Kansas                     6                 197,395.84         0.38
Kentucky                   3                  70,371.27         0.14
Louisiana                  9                 371,148.43         0.72
Maryland                   9                 468,776.77         0.91
Massachsetts               2                  54,095.97         0.10
Michigan                   4                 145,384.72         0.28
Minnesota                 20                 850,003.22         1.64
Mississippi                3                 198,295.11         0.38
Missouri                  19                 549,306.57         1.06
Montana                    1                  14,412.35         0.03
Nebraska                   5                 204,829.62         0.40
Nevada                    76               2,957,458.27         5.71
New Hampshire              3                  92,761.07         0.18
New Jersey                 2                  79,356.85         0.15
New Mexico                 3                 117,290.70         0.23
New York                   2                 111,831.64         0.22
North Carolina            21                 823,316.83         1.59
Ohio                      52               1,677,075.73         3.24
Oklahoma                   8                 237,528.13         0.46
Oregon                    23                 927,758.29         1.79
Pennsylvania               3                 106,222.12         0.21
Rhode Island               1                  27,386.31         0.05
South Carolina             1                  31,272.51         0.06
Tennessee                  5                 207,912.42         0.40
Utah                      11                 451,054.92         0.87
Virginia                  13                 584,208.82         1.13
Washington                32               1,287,046.81         2.48
Wisconsin                  6                 202,565.78         0.39
Wyoming                    2                  51,550.91         0.10
--------------------------------------------------------------------------
Total...............    1378            $ 51,796,983.72       100.00%
==========================================================================



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                           LOAN SUMMARY STRATIFIED BY
                              MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance
Manufactured Housing               4           110,839.41       0.21
SFD PUD                         1287        48,752,967.97      94.12
Townhouses                         3           172,800.85       0.33
Condominiums                      73         2,308,010.00       4.46
3-4 units                          7           268,996.65       0.52
Other                              4           183,368.84       0.35
--------------------------------------------------------------------------
Total...............            1378      $ 51,796,983.72     100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance
Owner Occ.                      1372      51,536,106.27        99.50
Non Owner Occ.                     6         260,877.45         0.50
--------------------------------------------------------------------------
Total..................         1378    $ 51,796,983.72       100.00%
==========================================================================



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEINFOR DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TOOFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.